Manager's Commentary

Market Review

The Greater China equity markets declined in June. The main factors behind the decline included a slowdown in China's economic growth, tighter liquidity and the rising trade tensions between the United States and China, all of which impacted market sentiment. In response to concerns about the potential downside risks to the economy, the People's Bank of China, China's central bank, reduced the reserve requirement ratio for most banks by 0.5%. In terms of sectors, economically sensitive areas saw the most weakness. Health care names also saw profit-taking after previously strong performance. In contrast, select defensive sectors such as telecommunications and consumer staples only retreated slightly and were relative outperformers.

Fund Review

The China Fund, Inc. (the "Fund") underperformed its benchmark in June 2018. The main area of detraction came from information technology, where a number of the previous outperformers, especially Taiwan hardware makers, corrected sharply. We believe this is more associated with the negative sentiment rather than changes to the fundamental outlook. Areas we particularly like, and therefore continue to hold the stocks through this period of weakness, include 3D sensing and industrial automation.

On the other hand, we benefited from not owning shares in Industrial and Commercial Bank of China Limited ("ICBC"), one of the largest state-owned banks in China. The entire banking sector traded lower over concerns about trade conflict and macro deleveraging in China. At the same time, select small-caps stayed relatively resilient during the recent broad-based correction, including our holdings in a specialist steel product maker and a light truck manufacturer in China. These companies are driven by specific growth drivers and therefore were relatively less sensitive to the change in macro sentiment.

Outlook

China equities have corrected by close to 15% in U.S. Dollar ("USD") terms since the January 2018 peak. This correction has triggered concerns over whether this will be a repeat of the very severe 2015 market decline. We believe, however, there are significant differences. Current economic and corporate fundamentals are on a much sounder footing compared to two-and-half-years ago. For example, on a macroeconomic level, key indicators such as the Purchasing Manager Index ("PMI") and industrial profit growth are both significantly higher than in 2015. Corporate earnings have continued to see upward revisions even when risk concerns escalated in June. The difference this time is that China is faced with higher external risks, including trade conflict escalation, which are likely to remain as a headwind for the equity markets in the near term.

The government policy environment is also very different now compared to the period in 2015, which was characterized by monetary and fiscal easing. In contrast, the Chinese government is now focused on financial deleveraging in response to the significant credit growth in recent years. These policies have resulted in tighter liquidity, contributing to the recent poor performance in China equities. Over the long term, controlling the leverage in the economy should lead to a more sustainable growth profile for China, thus translating into lower-risk premia and stronger investor confidence. We expect the liquidity squeeze to ease if economic growth slows significantly, and would not be surprised to see easier monetary and fiscal policies in coming months.

The Fund maintains its focus on domestic growth opportunities. After the recent sell down, we believe many domestic growth stocks are trading at increasingly attractive valuations, allowing us to buy on weakness. Recent additions include Hong Kong banking stocks that can benefit from a rising interest rate environment. We also added to the Macau gaming sector, especially those with new project openings to attract more tourist visitations. The renewable energy sector and other environment-related companies have been our long-term investment themes, and we have also taken the opportunity to add on weakness. These positions are funded by reducing exposure to Hong Kong telecommunication companies and Chinese banks.

In Brief
Fund Data
Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$359.7
Median Market Cap (in billions)	$12.6
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns (as of 6/30/2018)
	Fund	Benchmark[1]
One Month	-6.76%	-4.35%
Three Month	-5.42%	-3.65%
One Year	14.05%	14.82%
Three Year	4.13%	7.72%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 6/30/2018)	$22.88 / $20.90

High / Low Ranges (52-Week)
High / Low NAV	$26.38 / $20.26
High / Low Market Price	$24.70 / $18.58
Premium/Discount to NAV (as of 6/30/2018)	-8.65%

Fund Data (Common Shares)
Shares Outstanding	15,722,675
Average Daily Volume	24,395
Expense Ratio	1.49%

Fund Manager

Christina Chung,

CFA, CMA

Lead Portfolio Manager

1.	MSCI Golden Dragon Index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 6/30/2018 | The China Fund, Inc.

Investment Objective

The investment objective of The China Fund, Inc. (the "Fund") is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ended June 30, 2018*
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	-6.76%	-5.42%	-2.35%	14.05%	4.13%	9.91%	7.49%	10.45%
Market Price	-5.30%	-5.60%	-3.46%	14.66%	6.75%	11.01%	8.02%	9.72%
MSCI Golden Dragon Index	-4.35%	-3.65%	-1.67%	14.82%	7.72%	11.22%	6.79%	—

Calendar Year Returns
	2010	2011	2012	2013	2014	2015	2016	2017
NAV	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%	0.60%	37.92%
Market Price	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%	-0.47%	47.41%
MSCI Golden Dragon Index	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%	5.75%	44.19%

Past performance is not a guide to future returns.

*	Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at June 30, 2018. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Information Technology	36.28%	36.65%
Financials	22.87%	22.83%
Consumer Discretionary	9.11%	8.66%
Real Estate	6.32%	8.10%
Industrials	5.85%	5.29%
Consumer Staples	4.55%	2.59%
Telecom Services	2.52%	3.56%
Energy	2.38%	3.25%
Health Care	1.85%	2.25%
Utilities	1.81%	3.46%
Materials	1.06%	3.36%
Other assets & liabilities	5.39%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	77.96%	78.56%
Hong Kong Red Chips	13.22%	8.14%
Hong Kong 'H' shares	17.42%	18.22%
Equity linked securities ('A' shares)	0.00%	0.00%
China 'A' & 'B' shares	2.19%	0.80%
Other Hong Kong securities	45.13%	34.61%
Others	0.00%	16.79%
Taiwan	16.63%	21.44%
Other assets & liabilities	5.41%	0.00%

Top 10 Holdings
TENCENT HOLDINGS LTD (China)	10.03%
ALIBABA GROUP HOLDING LTD (China)	6.99%
TAIWAN SEMIC CO LTD (Taiwan)	6.58%
CHINA CONSTRUCTION BANK CORP (China)	5.63%
AIA GROUP LTD (H.K.)	3.67%
HK EXCHANGES & CLEARING LTD (H.K.)	2.46%
SUN HUNG KAI PROPERTIES LTD (H.K.)	2.42%
CHINA EVERBRIGHT INTL (China)	2.31%
CHINA MENGNIU DAIRY CO LTD (China)	2.30%
BANK OF CHINA LTD (China)	2.14%

Portfolio Characteristics
	Fund	Benchmark[1]
P/E Ratio	13.64	13.31
P/B Ratio	1.68	1.61
Issues in Portfolio	52	583
Foreign Holdings (%)	94.61	100.00
Other assets & liabilities (%)	5.39	0.00
Yield (%)	2.25	2.58

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1.	MSCI Golden Dragon Index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 6/30/2018 | The China Fund, Inc.

Distribution History (10 Year)
Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/2008	12/22/2008	12/24/2008	1/23/2009	$5.81740	$0.48130	$5.33610	—
12/9/2009	12/22/2009	12/24/2009	12/29/2009	$0.25570	$0.25570	—	—
12/8/2010	12/21/2010	12/24/2010	12/29/2010	$2.27420	$0.37460	$1.89960	—
12/8/2011	12/21/2011	12/23/2011	12/29/2011	$2.99640	$0.17420	$2.82220	—
12/10/2012	12/20/2012	12/24/2012	12/28/2012	$3.25170	$0.34730	$2.90440	—
12/13/2013	12/19/2013	12/23/2013	12/27/2013	$3.31400	$0.43870	$2.87530	—
12/8/2014	12/18/2014	12/22/2014	1/5/2015	$3.76510	$0.29820	$3.46690	—
12/16/2015	12/23/2015	12/28/2015	1/6/2016	$1.49580	$0.21330	$0.84620	$0.43630
12/9/2016	12/19/2016	12/21/2016	1/5/2017	$0.46780	$0.46780	—	—
12/8/2017	12/18/2017	12/19/2017	1/4/2018	$0.54930	$0.54930	—	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 6/30/2018 | The China Fund, Inc.

Portfolio in Full
Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Information Technology					36.28
TENCENT HOLDINGS LTD	700	393.80	719,000	36,086,079	10.03
ALIBABA GROUP HOLDING LTD	BABA	185.53	135,464	25,132,636	6.99
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	216.50	3,332,000	23,660,659	6.58
MEDIATEK INC	2454	300.00	669,000	6,582,810	1.83
GLOBALWAFERS CO LTD	6488	507.00	379,000	6,302,475	1.75
BAIDU INC	BIDU	243.00	24,101	5,856,543	1.63
ASM PACIFIC TECHNOLOGY LTD	522	99.20	433,500	5,480,698	1.52
DIGITAL CHINA HOLDINGS LTD	861	4.30	9,305,000	5,099,410	1.42
FOCUS MEDIA INFORMATION TE A	002027	9.57	3,139,566	4,534,987	1.26
CHUNGHWA PRECISION TEST TECH CO LTD	6510	807.00	138,000	3,652,722	1.02
WIN SEMICONDUCTORS CORP	3105	219.50	501,000	3,606,917	1.00
NANYA TECHNOLOGY CORP	2408	83.20	1,188,000	3,241,931	0.90
GOLDPAC GROUP LTD	3315	1.98	4,970,000	1,254,171	0.35
Financials					22.87
CHINA CONSTRUCTION BANK CORP	939	7.25	21,935,000	20,267,993	5.63
AIA GROUP LTD	1299	68.60	1,511,000	13,210,634	3.67
HONG KONG EXCHANGES & CLEARING LTD	388	236.00	293,800	8,836,879	2.46
BANK OF CHINA LTD	3988	3.89	15,500,000	7,684,514	2.14
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	72.20	778,500	7,163,593	1.99
BOC HONG KONG HOLDINGS LTD	2388	36.95	1,471,500	6,929,626	1.93
CHINA MERCHANTS BANK CO LTD	3968	28.95	1,870,500	6,901,466	1.92
FUBON FINANCIAL HOLDING CO LTD	2881	51.10	2,805,000	4,701,297	1.31
CATHAY FINANCIAL HOLDING CO LTD	2882	53.80	2,030,000	3,582,138	1.00
CITIC SECURITIES CO LTD	6030	15.68	1,482,500	2,962,619	0.82
Consumer Discretionary					9.12
GALAXY ENTERTAINMENT GROUP LTD	27	60.75	793,000	6,139,805	1.71
QINGLING MOTORS CO LTD	1122	2.41	14,816,000	4,550,751	1.27
BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LTD	1114	14.16	2,440,000	4,403,400	1.22
MGM CHINA HOLDINGS LTD	2282	18.20	1,778,000	4,124,186	1.15
JD.COM INC	JD	38.95	100,616	3,918,993	1.09
CHINA INTERNATIONAL TRAVEL A	601888	64.49	342,932	3,338,065	0.93
NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP	EDU	94.66	34,958	3,309,124	0.92
LI & FUNG LTD	494	2.88	8,120,000	2,980,462	0.83
Real Estate					6.32
SUN HUNG KAI PROPERTIES LTD	16	118.40	576,000	8,691,791	2.42
SWIRE PACIFIC LTD	19	83.10	523,000	5,539,082	1.54
CHINA OVERSEAS LAND & INVESTMENT LTD	688	25.85	1,622,000	5,343,754	1.49
COUNTRY GARDEN HOLDINGS CO LTD	2007	13.80	1,786,000	3,141,200	0.87
Industrials					5.87
CHINA EVERBRIGHT INTERNATIONAL LTD	257	10.14	6,422,000	8,299,336	2.31
QINGDAO PORT INTERNATIONAL CO LTD	6198	5.88	6,077,000	4,554,090	1.27
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	8.05	3,602,000	3,695,513	1.03
KING SLIDE WORKS CO LTD	2059	430.50	185,000	2,612,214	0.73
AIRTAC INTERNATIONAL GROUP	1590	433.50	133,000	1,891,057	0.53
Consumer Staples					4.56
CHINA MENGNIU DAIRY CO LTD	2319	26.60	2,439,000	8,268,534	2.30
WH GROUP LTD	288	6.39	5,726,000	4,663,235	1.30
VINDA INTERNATIONAL HOLDINGS LTD	3331	13.62	1,984,000	3,443,926	0.96
Telecom Services					2.52
CHINA UNICOM HONG KONG LTD	762	9.80	3,660,000	4,571,327	1.27
CHINA MOBILE LTD	941	69.70	356,500	3,166,849	0.88
PCCW LTD	8	4.42	2,341,000	1,318,739	0.37
Energy					2.38
CHINA OILFIELD SERVICES LTD	2883	7.41	4,768,000	4,502,871	1.25
CHINA PETROLEUM & CHEMICAL CORP	386	7.01	4,552,000	4,066,824	1.13

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 6/30/2018 | The China Fund, Inc.

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Health Care					1.85
CSPC PHARMACEUTICAL GROUP LTD	1093	23.70	2,208,000	6,669,335	1.85
Utilities					1.81
CHINA LONGYUAN POWER GROUP CORP LTD	916	6.32	4,521,000	3,641,553	1.01
BEIJING ENTERPRISES HOLDINGS LTD	392	38.20	591,000	2,877,305	0.80
Materials					1.06
TIANGONG INTERNATIONAL CO LTD	826	1.66	17,970,000	3,801,817	1.06

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2018 Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY	FS-CHN-0618

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED